UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15c(d) of the

Securities Exchange Act of 1934

May 12, 2015

(Date of earliest event reported)

GRIFFIN LAND & NURSERIES, INC.

(Exact name of registrant as specified in charter)

Delaware	1-12879	06-0868496
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Rockefeller Plaza, New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 218-7910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure

On May 12, 2015, Griffin Land & Nurseries, Inc. (“Griffin” or the “Registrant”) will hold its Annual Meeting of Stockholders (the “2015 Annual Meeting”). At the 2015 Annual Meeting, Griffin’s Chairman and Chief Executive Officer will announce that at Griffin’s Board of Directors meeting scheduled to take place following the 2015 Annual Meeting, Griffin’s Board of Directors is expected to approve an amendment to Griffin’s certificate of incorporation and bylaws to change the name of Griffin to Griffin Industrial Realty, Inc.

Also at the 2015 Annual Meeting, management will provide an informational presentation (the “Presentation”) on Griffin.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the Presentation to be made at Griffin’s 2015 Annual Meeting.

Item 9.01.             Financial Statements and Exhibits

Exhibit 99.1:  Presentation at Griffin’s 2015 Annual Meeting (attached hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN LAND & NURSERIES, INC.

By:	/s/ Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer and
Secretary

Dated: May 12, 2015